----------------------------------------------------------
LIBERTY TAX-EXEMPT INSURED FUND              ANNUAL REPORT
----------------------------------------------------------

NOVEMBER 30, 2000

[GRAPHIC OF HOUSE]

PRESIDENT'S MESSAGE

TO OUR SHAREHOLDERS:

Despite considerable volatility, the past year proved to be a positive one for higher quality domestic bond markets. In mid-1999, the Federal Reserve (the Fed) began ratcheting up short-term interest rates, in an effort to slow the U.S. economy and keep inflation from getting out of hand. By mid-2000, the Fed's efforts had begun to produce results. By early spring, indications that the economy might be decelerating grew into more definitive signs of a slowing as the year progressed. Meanwhile, even though oil prices rose sharply, the rate of inflation on "core" items other than food and energy remained relatively moderate. Although there is still some dissent among economic experts, it appears the Fed may have achieved the "soft landing" it was aiming for.

The bond markets responded positively to these trends. Inflation is the nemesis of bonds, because in an environment of rising costs, investors must demand higher yields or risk a loss of purchasing power. The continued absence of higher inflation reassured bond investors, who allowed bond yields to move lower during the second half of the fiscal year. Since bond yields and prices move in opposite directions, the quality bond market posted price gains.

Against this backdrop, Liberty Tax-Exempt Insured Fund performed well, primarily due to the maturity, coupon and call structures of the Fund, which are discussed on the following pages. For more information, please contact your financial advisor or visit www.libertyfunds.com. As always, we thank you for choosing Liberty Tax-Exempt Insured Fund and for giving us the opportunity to serve your investment needs.

     Respectfully,

 /s/ Stephen E. Gibson

     Stephen E. Gibson
     President
     January 11, 2001

---------------------------
Not FDIC  May Lose Value
 Insured  No Bank Guarantee
---------------------------

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o  U.S. ECONOMY SLOWED DRAMATICALLY
   The growth of the United States gross domestic product slowed markedly during the period, from a blazing 7.0% in the fourth quarter of 1999 to 2.4% in the third quarter of 2000. The deceleration helped to ease concerns that inflation would spiral out of control.

o  LONG-TERM MUNICIPAL BONDS DELIVERED BEST RETURNS
   During the 12-month period, the Federal Reserve raised key short-term interest rates 1.0%, keeping upward pressure on yields of short-term municipals. At the same time, the Fed's actions led investors to believe that, in the long run, inflation would remain in check. This helped to reduce pressure on long-term municipal bond yields. In the end, short-term yields rose approximately 0.25%, keeping prices of short-term municipals lower, while long-term yields declined 0.25%, pushing long-term muni prices higher.

o  FUND'S PEER GROUP GAINED 7.72% DURING 12-MONTH PERIOD
   The Lipper Insured Municipal Debt Fund Category Average, a universe of mutual funds investing in insured tax-exempt securities, advanced 7.72% between December 1, 1999 and November 30, 2000.

             LIBERTY TAX-EXEMPT INSURED FUND(1) VS. INDEX AND PEERS
                               12/1/99 - 11/30/00

          Liberty Tax Exempt Insured Fund                   9.51%
          Lehman Brothers Municipal Bond Index              8.18%
          Lipper Insured Municipal Debt Fund Category       7.72%

(1)Performance of Class A shares without a sales charge.

   Past performance cannot predict future results. Lipper, Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar investment objectives as the Fund. Neither the Fund's returns nor the Lipper returns include sales charges. The Lehman Brothers Municipal Bond Index is an unmanaged index that differs from the composition of the Fund. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE
AS OF 11/30/00

Class A                  $8.24
------------------------------
Class B                  $8.24
------------------------------
Class C                  $8.24
------------------------------

DISTRIBUTIONS DECLARED PER SHARE
12/1/99 - 11/30/00(1)

Class A                  $0.409
-------------------------------
Class B                  $0.349
-------------------------------
Class C                  $0.373
-------------------------------

(1)A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount from their original purchase price. Some or all of this discount may be included in the Fund's ordinary income, and any market discount is taxable when distributed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

SEC YIELDS ON 11/30/00

Class A                   4.51%
-------------------------------
Class B                   3.98%
-------------------------------
Class C                   4.28%
-------------------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.97% for Class C shares.

TAXABLE EQUIVALENT SEC YIELDS
ON 11/30/00

Class A                   7.47%
-------------------------------
Class B                   6.59%
-------------------------------
Class C                   7.09%
-------------------------------

Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.


BOUGHT
--------------------------------------------------------------------------------
A rise in unemployment claims and slowdowns in housing construction and higher manufacturing inventories gave early indications the U.S. economy was headed for a slower rate of growth, one that would alleviate concerns about higher long-term inflation. Expecting that this would trigger a rally in long-term bonds, we invested more of the Fund's assets in 20- to 25-year bonds.


Liberty Tax-Exempt Insured Fund performed well during the 12 months ended November 30, 2000. The Fund's Class A shares generated a total return of 9.51% without a sales charge, placing it among the top 25% of insured tax-exempt mutual funds tracked by Lipper, Inc.(1) We attribute the Fund's superior results to an emphasis on bonds with good call protection, a relatively long duration, and a "barbell" coupon structure.

FUND INVESTED FOR THE LONG RUN
Ever since the Federal Reserve began boosting short-term interest rates in mid-1999, we have believed that the increases would ultimately lead to a sustainable, non- inflationary rate of growth for the U. S. economy. In such an environment, we expected bond yields to decline, pushing prices up. The effect would be greatest for long-term bonds and others that are more sensitive to interest rate changes, including zero-coupon bonds (zeros) and other bonds that sell at a discount.

By late 1999, we had positioned the Fund's portfolio for this expectation. We increased the investment in zeros and bonds in the 15- to 25-year maturity range. Bonds along this portion of the maturity spectrum may provide nearly as much yield or current income as 30-year bonds, but generally exhibit less price volatility when interest rates change. We also added discount bonds to a portfolio with premium coupons, resulting in a "barbell-shaped" portfolio -- that is, a portfolio having few bonds with current-rate coupons and many bonds at either end (approximately 70% premium coupons and 30% discount coupons). The final piece of our strategy was a strong representation in bonds with longer call features and non-callable bonds, because such bonds are less likely to be redeemed by their issuers if rates fall.

The Fed's actions did not immediately slow the rate of economic expansion, and inflation worries continued to vex the bond markets. Interest rates moved higher rather than lower during the initial months of the fiscal year. To offset the impact of this without sacrificing our long-term strategy, we employed short-term hedging techniques. We also sold, at favorable prices, bonds that no longer fit our strategy. The proceeds allowed us to purchase bonds more in keeping with our longer-term outlook.

PORTFOLIO PERFORMED WELL AS MARKET RALLIED
Conditions in the bond market improved after January. Pressure on yields abated, especially for higher-quality bonds, and their prices generally rallied with a temporary setback in the spring. As expected, the Fund did well in this more positive environment. Our focus on 15- to 25-year securities paid off, as long-term bonds outperformed short- and intermediate-term issues. At the same time, prices of the more interest rate-sensitive securities in the portfolio (zeros and discounts) bounced back nicely when yields fell. Finally, the strong call protection on many of the bonds in the Fund ensured that they would not be subjected to early call concerns just as their prices were rising and contributing to the Fund's investment returns.

LITTLE CHANGE EXPECTED IN THE NEAR FUTURE
By November, there was little doubt that U.S. economic growth had moderated and inflation was not sharply on the rise. By December, concerns about economic slowdown were growing. The Federal Reserve has completed its cycle of tightening credit and has recently reduced short-term rates by half a percent because of the slowdown in economic growth. We anticipate a modest decline in yields for municipal securities in the coming months, so we plan to make few if any changes to our strategy. We will continue to emphasize a sound call structure, 15- to 25-year bonds, and a barbell coupon structure built on premium-coupon and zero-coupon bonds.

/s/ Gary Swayze

GARY SWAYZE is portfolio manager of Liberty Tax-Exempt Insured Fund and is a senior vice president of Colonial Management Associates, Inc. (CMA).

Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes.


(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Insured Municipal Debt Fund Category was 7.72% for the 12 months ended November 30, 2000. The Fund's Class A shares were ranked in the 1st quartile for one year (2 out of 49), in the 1st quartile for three years (3 out of 46), in the 1st quartile for five years (3 out of 43) and in the 3rd quartile for ten years (10 out of 18). Past performance cannot guarantee future results.

MATURITY BREAKDOWN
AS OF 11/30/00

Less than 1 year         0.8%
-----------------------------
1 - 3 years              0.1%
-----------------------------
3 - 5                    1.7%
-----------------------------
5 - 7                    1.5%
-----------------------------
7 - 10                  10.8%
-----------------------------
10 - 15                 30.2%
-----------------------------
15 - 20                 25.9%
-----------------------------
20 - 25                 20.7%
-----------------------------
25+                      6.7%
-----------------------------
Cash equivalents         1.6%
-----------------------------

Maturity breakdown is calculated as a percentage of total investments, including short-term obligations.

It is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity breakdowns in the future.

SOLD
--------------------------------------------------------------------------------
While positioning the portfolio for a more benign interest rate environment, we sold premium-coupon intermediate term bonds. With the Fed still raising short-term rates in the spring, the higher coupons on these bonds made them relatively attractive to investors, so we were able to sell at very favorable prices.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT
IN ALL SHARE CLASSES FROM
11/30/90 - 11/30/00

             WITHOUT        WITH
              SALES         SALES
             CHARGE        CHARGE
---------------------------------
Class A      $18,475      $17,598
---------------------------------
Class B      $17,331      $17,331
---------------------------------
Class C      $18,191      $18,191
---------------------------------

   PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 11/30/90 - 11/30/00

                       CLASS A            CLASS A         LEHMAN BROTHERS
                        SHARES             SHARES             MUNICIPAL
                         WITH              WITHOUT              BOND
                     SALES CHARGE        SALES CHARGE           INDEX
--------------------------------------------------------------------------------
11/90                  $10,000             $10,000             $10,000
11/00                   17,598              18,475              19,862

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/00

Share Class       A                   B                C
Inception      11/20/85             5/5/92           8/1/97
-----------------------------------------------------------------
              Without  With     Without  With    Without  With
              Sales    Sales    Sales    Sales   Sales    Sales
              Charge   Charge   Charge   Charge  Charge   Charge
-----------------------------------------------------------------
1 year        9.51%    4.30%    8.69%    3.69%   9.02%    8.02%
-----------------------------------------------------------------
5 years       4.92     3.90     4.13     3.79    4.59     4.59
-----------------------------------------------------------------
10 years      6.33     5.81     5.65     5.65    6.17     6.17
-----------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00
Share Class         A                 B                C
-----------------------------------------------------------------
              Without  With     Without  With    Without  With
              Sales    Sales    Sales    Sales   Sales    Sales
              Charge   Charge   Charge   Charge  Charge   Charge
-----------------------------------------------------------------
1 year        6.56%    1.49%    5.78%    0.78%   6.08%    5.08%
-----------------------------------------------------------------
5 years       5.28     4.26     4.49     4.15    4.97     4.97
-----------------------------------------------------------------
10 years      6.44     5.92     5.77     5.77    6.28     6.28
-----------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

November 30, 2000
(In thousands)

MUNICIPAL BONDS - 96.8%                                     PAR     VALUE
-------------------------------------------------------------------------
EDUCATION - 6.0%
EDUCATION - 3.7%
MA State Health and Educational Facilities Authority:
  Harvard University, Series N,
  6.250% 04/01/20                                       $ 3,000  $  3,365
  Northeastern University, Series E,
  6.550% 10/01/22                                         1,500     1,573
  WV State University, Series 2000 A,
  (a) 04/01/17                                            2,480     1,008
                                                                 --------
                                                                    5,946
                                                                 --------
STUDENT LOAN - 2.3%
AL State Higher Education Loan Corp., Series 1994 C,
  5.850% 09/01/04 (b)                                     1,000     1,032
NM State Educational Assistance Foundation, Series A,
  6.700% 04/01/02                                           200       205
PA State Higher Education Assistance Student Loan,
  IFRN (variable rate),
  Series 1990 B,
  10.332% 03/01/20                                        2,000     2,415
                                                                 --------
                                                                    3,652
                                                                 --------

-------------------------------------------------------------------------
HEALTHCARE - 7.0%
HOSPITAL
IL Health Facility Authority, IFRN (variable rate),
  Series 1992 B,
  9.061% 05/01/21                                           500       529
MA Health and Educational Facilities Authority,
  Valley Regional Health System, Series C,
  7.000% 07/01/08                                         1,585     1,800
MS State Hospital Equipment and Facilities Authority,
  Rush Medical Foundation Project,
  6.700% 01/01/18                                           250       259
OK State Industrial Authority, Baptist Medical Center,
  Series C,
  7.000% 08/15/04                                         1,500     1,625
TN Knox City Health, Education and Housing Facilities,
  5.250% 01/01/15                                         5,000     4,912
WA State Health Care Facilities Authority
  Multicare Health System, Series 1998,
  5.000% 08/15/22                                         1,000       914
WI State Health & Educational Facilities Authority:
  Bellin Memorial Hospital,
  6.625% 02/15/08                                         1,000     1,093
  Waukesha Memorial Hospital,
  7.250% 08/15/19                                            60        61
                                                                 --------
                                                                   11,193
                                                                 --------
HOUSING - 5.2%
MULTI-FAMILY - 2.8%
IL Onterie Center Housing Finance Corp.,
  Onterie Center Project,
  Series 1992 A,
  7.050% 07/01/27                                         2,000     2,084
MA State Housing Finance Agency, Series A,
  6.400% 01/01/09                                         1,760     1,835
MD Howard County Medical Mortgage Heartlands
  Elderly Apartments,
  Series 1985,
  8.875% 12/01/10                                           490       506
                                                                 --------
                                                                    4,425
                                                                 --------
SINGLE-FAMILY - 2.4%
FL Brevard County Housing Finance Authority,
  Series C,
  7.000% 09/01/23                                            40        41
LA Jefferson Parish Home Mortgage Authority,
  Series 1999 B-1,
  6.750% 06/01/30                                           985     1,049
MA State Housing Finance Agency Series 21,
  7.125% 06/01/25                                         1,260     1,301
MS Housing Finance Corp. Single Family Mortgage,
  8.250% 10/15/18                                         1,430     1,446
                                                                 --------
                                                                    3,837
                                                                 --------

-------------------------------------------------------------------------
OTHER - 8.0%
POOL/BOND BANK - 0.9%
MI Municipal Bond Authority, Local Government
  Loan Program,
  Series 1991 C,
  (a) 06/15/15                                            3,380     1,549
                                                                 --------
REFUNDED/ESCROWED (c) - 7.1%
FL Dunedin, Mease Health Care Center, Series 1991,
  6.750% 11/15/11                                           100       104
FL Hollywood Water & Sewer Revenue,
  6.750% 10/01/11                                            50        52
GA Fulton County, Series 1992,
  6.375% 01/01/14                                         5,810     6,537
IL Rockford Memorial Hospital, Series B,
  6.750% 08/15/18                                            50        52
OR Portland, Portland International Airport,
  Series 1991 7-B,
  7.100% 07/01/21                                            50        51
PA Pottstown Borough Authority Sewer, Guarantee
  Sewer Revenue,
  Series 1991,
  (a) 11/01/16                                            1,000       424
SC Piedmont Municipal Power Agency, Series 1991 A,
  6.125% 01/01/07                                            75        81
SC State Ports Authority, Series 1991:
  6.500% 07/01/06                                           125       129
  6.750% 07/01/21                                         1,500     1,550
TN Chattanooga-Hamilton County,
  Series 1991 B,
  9.125% 05/25/21                                         1,000     1,059
                                                                 --------
                                                                   10,039
                                                                 --------

-------------------------------------------------------------------------
OTHER REVENUE - 0.4%
HOTELS - 0.3%
MO St. Louis Industrial Develeopment Authority,
  St. Louis Convention
  Center, Series 2000,
  (a) 07/15/17                                            1,000       402
                                                                 --------
RECREATION - 0.1%
CA State Fairs Financing Authority,
  Series 1991,
  6.500% 07/01/11                                           170       175
                                                                 --------

-------------------------------------------------------------------------
RESOURCE RECOVERY - 0.9%
RESOURCE RECOVERY
SC Charleston County Solid Waste User Fee,
  6.500% 01/01/09                                         1,405     1,512
                                                                 --------

-------------------------------------------------------------------------
TAX-BACKED - 31.7%
LOCAL APPROPRIATED - 4.4%
IL Chicago Board of Education,
  Series 1992 A,
  6.250% 01/01/15 (b)                                     6,000     6,661
MI Grand Rapids, Series 1998 A,
  4.750% 01/01/28                                           500       441
                                                                 --------
                                                                    7,102
                                                                 --------
LOCAL GENERAL OBLIGATIONS - 13.9%
AZ Maricopa County School District, Number 8 Osborn,
  7.500% 07/01/08                                         1,235     1,453
AZ Mohave County Unified High School District,
  Series B,
  8.500% 07/01/06                                           250       297
AZ Tucson, Series 1994 G,
  7.625% 07/01/14                                         3,140     3,927
CO El Paso County School District No. 11,
  Series 1996,
  7.100% 12/01/18                                         4,420     5,352
CO Highlands Ranch Metropolitan District No. 2,
  Series 1996,
  6.500% 06/15/12                                         1,000     1,137
GA Columbia County School District,
  Series A,
  6.750% 04/01/08                                         1,695     1,907
IL Chicago Public Building Commission,
  Series 1999 B,
  5.250% 12/01/18                                         1,000       991
IL Chicago, City Colleges, Series 1999,
  (a) 01/01/14 (b)                                        2,000       995
MD Baltimore,
  7.000% 10/15/09                                         1,055     1,237
MI Anchor Bay School District,
  Series 2000 II,
  6.000% 05/01/10                                           500       545
MI Hudsonville Public Schools, Series 1997,
  5.150% 05/01/27                                         1,000       946
MI Lincoln Consolidated School District,
  Series 1998,
  5.000% 05/01/28                                         1,100     1,009
MI Montabella Community School District,
  Series 1999,
  5.250% 05/01/20                                         1,000       975
NV Clark County, Series A,
  7.500% 06/01/07                                           350       404
OH Hilliard School District, Series 2000,
  5.750% 12/01/24                                         1,000     1,026
                                                                 --------
                                                                   22,201
                                                                 --------
SPECIAL NON-PROPERTY TAX - 6.9%
IL Metropolitan Pier & Exposition Authority,
  McCormick Place Expansion Project,
  Series A,
  (a) 06/15/16                                            3,750     1,606
NY State Local Government Assistance Corp.,
  Series 1993 E,
  5.000% 04/01/21                                         3,175     3,034
PR Commonwealth of Puerto Rico Highway &
  Transportation Authority,
  Series 1996 Y,
  6.250% 07/01/12                                         3,000     3,412
WA Central Puget Sound Regional Transportation
  Authority, Series
  1998,
  5.250% 02/01/21                                         3,000     2,938
                                                                 --------
                                                                   10,990
                                                                 --------
STATE APPROPRIATED - 5.7%
IN State Office Building Commission, Women's Prison,
  Series B,
  6.250% 07/01/16                                         8,000     8,880
MI State 525 Redevco, Inc., Series 2000,
  (a) 06/01/21                                            1,000       315
                                                                 --------
                                                                    9,195
                                                                 --------
STATE GENERAL OBLIGATIONS - 0.8%
CA State, Series 1995,
  10.000% 10/01/06                                        1,000     1,291
                                                                 --------
TRANSPORTATION - 9.4%
AIR TRANSPORTATION - 0.7%
NY Port Authority of New York & New Jersey,
  JFK International Air
  Terminal, Series 6,
  6.250% 12/01/08                                         1,000     1,100
                                                                 --------
AIRPORT - 2.4%
GA Atlanta, Series 2000 A,
  5.500% 01/01/26                                         2,000     1,997
HI State, Series 1991:
  6.75% 07/01/21                                             45        46
  6.750% 07/01/21                                           205       211
TX Dallas-Fort Worth Regional Airport, Series A,
  7.375% 11/01/11                                         1,380     1,514
TX Houston Airport System Revenue,
  Series A,
  6.750% 07/01/21                                           200       206
                                                                 --------
                                                                    3,974
                                                                 --------
PORTS - 0.7%
SC State Ports Authority, Series 1991,
  6.500% 07/01/06                                           125       129
WA Port of Seattle, Series 2000 B,
  6.000% 02/01/14                                         1,000     1,069
                                                                 --------
                                                                    1,198
                                                                 --------
TOLL FACILITIES - 0.3%
CO E-470 Public Highway Authority,
  Series 2000 B,
  (a) 09/01/18                                            1,000       373
TX Harris County, Toll Road Revenue,
  6.500% 08/15/11                                           120       126
                                                                 --------
                                                                      499
                                                                 --------
TRANSPORTATION - 5.3%
IL Regional Transportation Authority,
  Series C,
  7.750% 06/01/20                                         5,000     6,428
NY New York City Transportation Authority,
  Series 1999 A,
  5.250% 01/01/29                                         2,000     1,918
                                                                 --------
                                                                    8,346
                                                                 --------

-------------------------------------------------------------------------
UTILITY - 28.2%
INVESTOR OWNED - 7.5%
DE State Economic Development Authority, New Castle
  County Gas System,
  Series 1991-C,
  7.150% 07/01/21                                         1,000     1,033
HI State Department of Budget and Finance,
  Hawaiian Electric Co.,
  Series A,
  6.600% 01/01/25                                         4,000     4,231
MI St. Clair County Economic Development Corp.,
  Detroit Edison Co.,
  Series 1933 AA,
  6.400% 08/01/24                                         1,000     1,085
NV Clark County Pollution Control Nevada Power Company,
  Series 1992-
  B,
  6.600% 06/01/19                                         3,500     3,661
NY New York Energy Research & Development Adjusted
  Gas Facilities, Brooklyn Union Gas Company,
  Series 1989-B,
  6.750% 02/01/24                                         2,000     2,084
                                                                 --------
                                                                   12,094
                                                                 --------
JOINT POWER AUTHORITY - 11.3%
GA Municipal Electric Authority Power, Series 1997 Y,
  6.400% 01/01/13                                         1,000     1,121
SC State Public Service Authority, Series A,
  6.250% 01/01/22                                         3,500     3,692
TX State Municipal Power Agency:
  (a) 09/01/10                                            5,000     3,065
  (a) 09/01/11                                            7,900     4,568
  (a) 09/01/12                                            3,000     1,632
  (a) 09/01/15                                            8,975     4,043
                                                                 --------
                                                                   18,121
                                                                 --------
MUNICIPAL ELECTRIC - 1.8%
AK Anchorage, Series 1993,
  8.000% 12/01/09                                         1,000     1,228
SD Heartland Consumers Power District,
  6.000% 01/01/09                                           300       322
WA State Public Power Supply System, Nuclear Project
  No. 2, Series 1992 A,
  (a) 07/01/11                                            2,315     1,357
                                                                 --------
                                                                    2,907
                                                                 --------
WATER & SEWER - 7.6%
FL Lee County, Series 1999 A,
  4.750% 10/01/23                                         2,975     2,670
FL Melbourne, Series 2000 A,
  (a) 10/01/18                                            1,000       378
FL Saint John's County Water and Sewer Saint Augustine
  Shores System,
  Series 1991 A:
  (a) 06/01/13                                            2,600     1,357
  (a) 06/01/14                                            1,500       736
FL Tampa Bay,
  6.6032% 10/01/29 (d)                                    1,000     1,050
GA Fulton County, Series 1992,
  6.375% 01/01/14                                           190       212
IL Kankakee Sewer Series 1991,
  7.000% 05/01/16                                         1,000     1,075
MA State Water Resources Authority,
  Series 1998 B,
  4.500% 08/01/22                                         1,000       860
MI Grand Rapids, Series 2000,
  5.250% 01/01/18                                         1,000       980
OH Cleveland, Series 1993 G,
  5.500% 01/01/21                                         1,015     1,037
TX Houston Water & Sewer System:
  Series 1998 A,
  (a) 12/01/19                                            2,500       857
  Series 2000 B,
  5.250% 12/01/23                                         1,000       965
                                                                 --------
                                                                   12,177
                                                                 --------
TOTAL MUNICIPAL BONDS (cost of $142,957) (e)                      155,241
                                                                 --------
SHORT-TERM OBLIGATIONS - 1.6%

-------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
ID State Health Facilities Authority, St. Lukes
  Regional Medical Facility,
  Series 1995,
  4.20% 05/01/22                                            200       200
IL State Development Finance Authority, Ulich
  Children's Home Project,
  4.20% 04/01/07                                            225       225
IL American Osteopathic Association,
  Series 1993,
  4.20% 09/15/18                                            400       400
IL Development Finance Authority,
  4.20% 03/01/15                                          1,000     1,000
SD Lower Brule Sioux Tribe, Series 1999,
  4.20% 12/01/11                                            740       740
                                                                 --------
TOTAL SHORT-TERM OBLIGATIONS                                        2,565
                                                                 --------

OTHER ASSETS & LIABILITIES, NET - 1.6%                              2,578
-------------------------------------------------------------------------
NET ASSETS - 100.0%                                              $160,384
                                                                 --------

NOTES TO INVESTMENT PORFOLIO:
--------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $931 are being used to collateralize the open futures contracts.
(c) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) This is a restricted security which was acquired on September 29, 1999 at a cost of $993. This security represents 0.7% of the Fund's net assets at November 30, 2000.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2000.

                ACRONYM                                 NAME
                -------                                 ----
                  IFRN                       Inverse Floating Rate Note

SUMMARY OF SECURITIES BY INSURER
                                                     % OF TOTAL
                INSURER                             INVESTMENTS
                -------                             -----------

Municipal Bond Insurance Agency                        33.0%
AMBAC Indemnity Corporation                            28.7%
Financial Guarantee Insurance Company                  25.1%
Uninsured Securities                                    9.1%
Financial Security Assurance                            4.1%
                                                       -----
                                                       100.0
                                                       -----

Long futures contracts open on November 30, 2000:

                          PAR VALUE                           UNREALIZED
                          COVERED BY        EXPIRATION       APPRECIATION
         TYPE             CONTRACTS           MONTH          AT 11/30/00
------------------------------------------------------------------------------
Municipal Bond              $7,900            March              $ 79
Treasury Note                2,500            March                38
Treasury Bond                8,700            March               189
                                                                 ----
                                                                 $306
                                                                 ----

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
November 30, 2000
(in thousands ecept for per share amounts and footnotes)

ASSETS
Investments at value (cost $142,957)                               $155,241
Short-term obligations                                                2,565
                                                                   --------
                                                                    157,806
Receivable for:
  Interest                                                 $2,793
  Investments sold                                            294
  Variation margin on futures                                 131
  Fund shares sold                                            104
Other                                                          85     3,407
                                                           ------  --------
  Total Assets                                                      161,213

LIABILITIES
Payable for:
  Investments purchased                                       394
  Distributions                                               209
  Fund shares repurchased                                      62
Accrued:
  Management fee                                               75
  Transfer agent fees                                          26
  Bookkeeping fees                                              5
  Deferred Trustees fees                                        3
Other                                                          55
                                                           ------
  Total Liabilities                                                     829
                                                                   --------
NET ASSETS                                                         $160,384
                                                                   --------
Net asset value & redemption price per share --
  Class A ($135,291 / 16,421)                                      $   8.24(a)
                                                                   --------
Maximum offering price per share --
  Class A ($8.24 / 0.9525)                                         $   8.65(b)
                                                                   --------
Net asset value & offering price per share --
  Class B ($24,417 / 2,964)                                        $   8.24(a)
                                                                   --------
Net asset value & offering price per share --
  Class C ($676 / 82)                                              $   8.24(a)
                                                                   --------
COMPOSITION OF NET ASSETS
Capital paid in                                                    $148,457
Overdistributed net investment income                                  (194)
Accumulated net realized loss                                          (469)
Net unrealized appreciation on:
  Investments                                                        12,284
  Open futures contracts                                                306
                                                                   --------
                                                                   $160,384
                                                                   --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended November 30, 2000
(in thousands)

INVESTMENT INCOME
Interest                                                     $ 9,617

EXPENSES
Management fee                                       $  933
Service fee                                             407
Distribution fee -- Class B                             225
Distribution fee -- Class C                               4
Transfer agent fee                                      260
Bookkeeping fee                                          67
Trustees fee                                              7
Audit fee                                                27
Legal fee                                                 6
Custodian fee                                             5
Registration fee                                         21
Reports to shareholders                                  17
Other                                                     8
                                                     ------
Total expenses                                        1,987
Custodian credits earned                                (5)
Fees waived by the Distributor -- Class C               (2)    1,980
                                                     ------  -------
  Net Investment Income                                        7,637
                                                             -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                         (370)
  Closed futures contracts                            1,694
                                                     ------
    Net Realized Gain                                          1,324
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                         5,181
  Open futures contracts                                379
                                                     ------

    Net Change in Unrealized Appreciation/
        Depreciation                                           5,560
                                                             -------
    Net Gain                                                   6,884
                                                             -------

Increase in Net Assets from Operations                       $14,521
                                                             -------

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(in thousands)

                                                       YEAR ENDED NOVEMBER 30,
                                                       -----------------------
INCREASE (DECREASE) IN NET ASSETS                        2000           1999
-------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                  $   7,637    $   8,489
Net realized gain                                          1,324        1,220
Net change in unrealized appreciation/depreciation         5,560      (15,686)
                                                       ---------    ---------
    Net Increase (Decrease) from Operations               14,521       (5,977)

DISTRIBUTIONS:
From net investment income -- Class A                     (6,405)      (7,007)
From net realized gains -- Class A                          (458)      (1,764)
From net investment income -- Class B                     (1,209)      (1,386)
From net realized gains -- Class B                          (111)        (396)
From net investment income -- Class C                        (21)         (34)
From net realized gains -- Class C                            (3)          (9)
                                                       ---------    ---------
                                                           6,314      (16,573)
                                                       ---------    ---------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                        9,917        3,500
Value of distributions reinvested -- Class A               3,889        5,475
Cost of shares repurchased -- Class A                    (24,487)     (26,719)
                                                       ---------    ---------
                                                         (10,681)     (17,744)
                                                       ---------    ---------
Receipts for shares sold -- Class B                        2,227        6,322
Value of distributions reinvested -- Class B                 742        1,144
Cost of shares repurchased -- Class B                    (14,020)      (7,610)
                                                       ---------    ---------
                                                         (11,051)        (144)
                                                       ---------    ---------
Receipts for shares sold -- Class C                          403          477
Value of distributions reinvested -- Class C                  14           35
Cost of shares repurchased -- Class C                       (398)        (501)
                                                       ---------    ---------
                                                              19           11
                                                       ---------    ---------
    Net Decrease from Fund Share Transactions            (21,713)     (17,877)
                                                       ---------    ---------
      Total Decrease                                     (15,399)     (34,450)

NET ASSETS
Beginning of period                                      175,783      210,233
                                                       ---------    ---------
End of period (net of overdistributed net investment
  income of $194 and $198, respectively)               $ 160,384    $ 175,783
                                                       ---------    ---------

NUMBER OF FUND SHARES
Sold -- Class A                                            1,233          418
Issued for distributions reinvested -- Class A               486          658
Repurchased -- Class A                                    (3,078)      (3,222)
                                                       ---------    ---------
                                                          (1,359)      (2,146)
                                                       ---------    ---------
Sold -- Class B                                              284          759
Issued for distributions reinvested -- Class B                91          137
Repurchased -- Class B                                    (1,754)        (927)
                                                       ---------    ---------
                                                          (1,379)         (31)
                                                       ---------    ---------
Sold -- Class C                                               50           56
Issued for distributions reinvested -- Class C                 2            4
Repurchased -- Class C                                       (51)         (61)
                                                       ---------    ---------
                                                               1           (1)
                                                       ---------    ---------

See notes to financial statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty Tax Exempt Insured Fund (formerly Colonial Tax Exempt Insured Fund) (the
Fund) is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Fund currently has not determined impact of the adoption of the new accounting policy.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Liberty Tax-Exempt Fund, and Liberty High Yield Municipal Fund as follows:

AVERAGE NET ASSETS                ANNUAL FEE RATE
------------------                ---------------
First $1 billion                       0.60%
Next $2 billion                        0.55%
Next $1 billion                        0.50%
Over $4 billion                        0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended November 30, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $69,023 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $82,352 and $25 on Class A, Class B and Class C shares, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $4,862 of custodian fees were reduced by balance credits applied for the year ended November 30, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended Novemebr 30, 2000, purchases and sales of investments, other than short-term obligations were $23,308,049 and $46,064,088, respectively.

Unrealized appreciation at November 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                             $12,534,300
    Gross unrealized depreciation                                (250,449)
                                                              -----------
        Net unrealized appreciation                           $12,283,851
                                                              -----------

OTHER
The Fund has greater than 10% of its net assets at November 30, 2000 invested in Illinois and Massachusetts.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. There were no borrowings under the line of credit during the year ended November 30, 2000.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                             YEAR ENDED NOVEMBER 30, 2000
                                                   ---------------------------------------------
                                                      CLASS A          CLASS B         CLASS C
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      7.920     $      7.920    $      7.920
                                                   ------------     ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                 0.382            0.322           0.346(b)
Net realized and unrealized gain                          0.347            0.347           0.347
                                                   ------------     ------------    ------------
    Total from Investment Operations                      0.729            0.669           0.693
                                                   ------------     ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.383)          (0.323)         (0.347)
From net realized gains                                  (0.026)          (0.026)         (0.026)
                                                   ------------     ------------    ------------
    Total Distributions Declared to Shareholders         (0.409)          (0.349)         (0.373)
                                                   ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD                     $      8.240     $      8.240    $      8.240
                                                   ------------     ------------    ------------
Total return (c)                                           9.51%            8.69%           9.02%(d)
                                                   ------------     ------------    ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                               1.07%            1.82%           1.52%(b)
Net investment income (e)                                  4.81%            4.06%           4.36%(b)
Portfolio turnover                                           15%              15%             15%
Net assets at end of period (000)                  $    135,291     $     24,417    $        676

(a) The per share net investment income amounts do not reflect the period's reclassifications of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.024 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
2000 Federal Income Tax Information (unaudited)

100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

For the fiscal year ended November 30, 2000 the Fund earned $905,629 of long term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:



                                                                   YEAR ENDED NOVEMBER 30
                              ------------------------------------------------------------------------------------------
                                                  1999                                                1998
                                     -------------------------------------       ---------------------------------------
                                      CLASS A        CLASS B        CLASS C       CLASS A         CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $  8.620        $ 8.620       $ 8.620       $  8.470        $  8.470       $  8.470
                                     --------        -------       -------       --------        --------       --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income                   0.374          0.311         0.336(a)       0.384           0.318          0.345(a)
Net realized and unrealized
  gain (loss)                          (0.612)        (0.612)       (0.612)         0.218           0.218          0.218
                                     --------        -------       -------       --------        --------       --------
    Total from Investment
      Operations                       (0.238)        (0.301)       (0.276)         0.602           0.536          0.563
                                     --------        -------       -------       --------        --------       --------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment income             (0.372)        (0.309)       (0.334)        (0.390)         (0.326)        (0.352)
In excess of net investment
  income                                 --             --            --           (0.011)         (0.009)        (0.010)
From net realized gains                (0.090)        (0.090)       (0.090)        (0.051)         (0.051)        (0.051)
                                     --------        -------       -------       --------        --------       --------
  Total Distributions Declared
    to Shareholders                    (0.462)        (0.399)       (0.424)        (0.452)         (0.386)        (0.413)
                                     --------        -------       -------       --------        --------       --------
NET ASSET VALUE, END OF PERIOD       $  7.920        $ 7.920       $ 7.920       $  8.620        $  8.620       $  8.620
                                     --------        -------       -------       --------        --------       --------
Total return (b)                        (2.87)%        (3.60)%      (3.31)%(c)       7.29%           6.47%          6.80%(c)
                                     --------        -------       -------       --------        --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                             1.09%          1.84%         1.54%(a)       1.06%           1.81%          1.51%(a)
Net investment income (d)                4.53%          3.78%         4.08%(a)       4.49%           3.74%          4.04%(a)
Portfolio turnover                          5%             5%            5%            12%             12%            12%
Net assets at end of period (000)    $140,759        $34,383       $   641       $171,812        $ 37,716       $    705

(a) Net of fees waived by the Distributor which amounted to $0.025 and $0.026 per share, respectively, and 0.30% and 0.30%, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.


                                                             YEAR ENDED NOVEMBER 30, 1997
                                                   ---------------------------------------------
                                                      CLASS A         CLASS B        CLASS C(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      8.330     $      8.330    $      8.530
                                                   ------------     ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.398            0.336           0.118
Net realized and unrealized gain (loss)                   0.136            0.136          (0.061)(b)
                                                   ------------     ------------    ------------
    Total from Investment Operations                      0.534            0.472           0.057
                                                   ------------     ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.394)          (0.332)         (0.117)
                                                   ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD                     $      8.470     $      8.470    $      8.470
                                                   ------------     ------------    ------------
Total return (c)                                           6.63%            5.83%           0.68%(d)
                                                   ------------     ------------    ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                               1.07%            1.82%           1.51%(f)
Net investment income (e)                                  4.76%            4.01%           4.22%(f)
Portfolio turnover                                           26%              26%             26%
Net assets at end of period (000)                  $    181,543     $     38,580    $        100

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                        YEAR ENDED
                                                    NOVEMBER 30, 1996
                                              -----------------------------
                                                 CLASS A         CLASS B
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $      8.380     $      8.380
                                              ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.403            0.342
Net realized and unrealized loss                    (0.045)          (0.045)
                                              ------------     ------------
    Total from Investment Operations                 0.358            0.297
                                              ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                          (0.408)          (0.347)
                                              ------------     ------------
NET ASSET VALUE, END OF PERIOD                $      8.330     $      8.330
                                              ------------     ------------
Total return (a)                                      4.48%            3.70%
                                              ------------     ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (b)                                          1.05%            1.80%
Net investment income (b)                             4.92%            4.17%
Portfolio turnover                                      25%              25%
Net assets at end of period (000)             $    206,713     $     44,621

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage agreements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST IV AND THE SHAREHOLDERS OF LIBERTY TAX EXEMPT INSURED FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Tax Exempt Insured Fund (the "Fund") (formerly Colonial Tax Exempt Insured Fund), a series of Liberty Funds Trust IV, at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2001

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

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, Universtiy of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Tax-Exempt Insured Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
LIBERTY TAX-EXEMPT INSURED FUND

-------------------------------------------------------------------------------
CHOOSE LIBERTY
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

-------------------------------------------------------------------------------
                                  L I B E R T Y
                                 -----------------
                                         F U N D S
-------------------------------------------------------------------------------
ALL-STAR INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.
-------------------------------------------------------------------------------
COLONIAL FIXED INCOME AND VALUE STYLE EQUITY INVESTING.
-------------------------------------------------------------------------------
CRABBE
HUSON A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
-------------------------------------------------------------------------------
NEWPORT    A LEADER IN INTERNATIONAL INVESTING.(SM)
-------------------------------------------------------------------------------
STEIN ROE
ADVISOR INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.
-------------------------------------------------------------------------------
KEYPORT
[graphic   A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
 omitted]
-------------------------------------------------------------------------------
            Liberty's mutual funds are offered by prospectus through
                        Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY TAX-EXEMPT INSURED FUND  ANNUAL REPORT
-------------------------------------------------------------------------------

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

                    Liberty Funds Distributor, Inc. (C)2000
                    One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
                    www.libertyfunds.com


                                                765-02/155E-1200 (1/01) 00/2361